UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2005
                                                           -------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         United States                  0-49711                  04-3693643
         -------------                  -------                  ----------
(State or other Jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)

                 660 Enfield Street, Enfield, Connecticut 06082
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                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 1.01    Entry into a Material Definitive Agreement.
              ------------------------------------------

      On July 11, 2005, the Boards of Directors of Enfield Mutual Holding Company, New England Bancshares and Enfield Federal Savings and Loan Association unanimously adopted a Plan of Conversion and Reorganization (the "Plan"), pursuant to which Enfield Federal will reorganize from the mutual holding company structure to the stock holding company structure. Pursuant to the terms of the Plan, Enfield Mutual Holding Company will convert from the mutual form to a federal interim stock savings association and simultaneously merge with and into Enfield Federal, with Enfield Federal as survivor. Additionally, New England Bancshares will convert to a federal interim stock savings association and simultaneously merge with and into Enfield Federal, with Enfield Federal as survivor. Enfield Federal will form a new Maryland corporation that will acquire all of the outstanding shares of Enfield Federal's common stock. Shares of New England Bancshares' common stock, other than those held by Enfield Mutual Holding Company, will be converted into shares of the new Maryland corporation pursuant to an exchange ratio designed to approximate the percentage ownership interests of such persons.

      The Plan is subject to the approval of: (1) the Office of Thrift Supervision; (2) at least a majority of the total number of votes eligible to be cast by members of Enfield Mutual Holding Company; (3) the holders of at least a majority of the outstanding shares of New England Bancshares common stock; and
(4) at least a majority of votes cast by holders of New England Bancshares common stock other than Enfield Mutual Holding Company. The new Maryland holding company will offer shares of its common stock for sale to Enfield Federal's eligible account holders, to Enfield Federal's tax-qualified employee benefit plans and to members of the general public in a subscription and community offering in the manner and subject to the priorities set forth in the Plan. The highest priority will be depositors with qualifying deposits as of June 30, 2004.

      The press  release  announcing  the  adoption  of the Plan is  included as
Exhibit 99.1 and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

      (a)     Financial Statements of Businesses Acquired: Not applicable

      (b)     Pro Forma Financial Information: Not applicable

      (c)     Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release Dated July 11, 2005



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 11, 2005             By:   /s/ Scott D. Nogles
                                       -------------------
                                       Scott D. Nogles
                                       Senior Vice President and Chief Financial
                                       Officer














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